UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2009
O’CHARLEY’S INC.
(Exact name of registrant as specified in its charter)

Tennessee	0-18629	62-1192475

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3038 Sidco Drive Nashville, Tennessee	37204

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 256-8500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On October 29, 2009, O’Charley’s Inc. (the “Company”) issued a press release announcing its results of operations for the 12-week period ended October 4, 2009. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 7.01. Regulation FD Disclosure.
On October 29, 2009, the Company issued a press release announcing its results of operations for the 12-week period ended October 4, 2009. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.
99.1	Press Release dated October 29, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

O’CHARLEY’S INC.
By:	/s/ Lawrence E. Hyatt
Lawrence E. Hyatt
Chief Financial Officer and Treasurer

Date: October 29, 2009

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated October 29, 2009